TACTICIAL INVESTMENT SERIES TRUST

TFA Multidimensional Tactical Fund

Class I Shares (Ticker Symbol: TFAGX)

Supplement dated May 12, 2022

To the Fund’s Prospectus

and

Statement of Additional Information (“SAI”)

dated

April 30, 2022

This Supplement revises information in the Fund’s prospectus and SAI, which can be obtained by calling us at 1-877-974-3787, visiting us at www.tfafunds.com, or writing to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The Board of Trustees (the “Board”) of Tactical Investment Series Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for TFA Multidimensional Tactical Fund (the “Fund”) that became effective on May 11, 2022. Tactical Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, recommended that the Board approve the Plan due to the unexpected results of the strategy during recent market conditions and the Adviser’s view that the strategy would not attract significant investor interest in the Fund so as to raise asset levels in the foreseeable future. Based on the Adviser’s recommendations and business reasons, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate at the close of business on June 17, 2022 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

Before the Liquidation Date, shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-877-974-3787.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE